UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               November 26, 2004

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

144-51 NORTHERN BOULEVARD FLUSHING, NEW YORK 11354
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

    As of November 21, 2004, Flushing Financial Corporation and Flushing Savings Bank extended the term of its Special Termination Agreement, as provided in 1.(b) of the Special Termination Agreement, with certain employees, from November 21, 2004 to November 21, 2005. This Agreement provides severance benefits to the employees in the event of a termination of employment following a change of control (as defined in the Special Termination Agreement). The complete Special Termination Agreement was filed as exhibit 10.4(a) on Flushing Financial Corporation's Form 10-Q for the quarter ended September 30, 2000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2004

FLUSHING FINANCIAL CORPORATION

By:	/s/ David Fry
Title:	Senior Vice President and
Chief Financial Officer